BLACKROCK FUNDS II
BlackRock International Bond Portfolio
(the “Fund”)

SUPPLEMENT DATED JULY 2, 2009
TO THE INVESTOR AND INSTITUTIONAL SHARES PROSPECTUS

The Expenses and Fees section applicable to the Fund is revised to reflect certain changes in the Fund’s Other Expenses and contractual/voluntary waivers. Accordingly, the Fund’s Expenses and Fees section is deleted and replaced with the following:

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None

Redemption Fee[5]	2.00%	2.00%	2.00%	2.00%

Exchange Fee	— [5]	— [5]	— [5]	— [5]

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Management Fee	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses[6]	0.39%	0.41%	0.32%	0.30%

Interest Expense	0.01%	0.01%	0.01%	0.01%

Acquired Fund Fees and Expenses[7]	—%	—%	—%	—%

Total Annual Fund Operating Expenses[8]	1.20%	1.97%	1.88%	0.86%

Fee Waivers and Expense Reimbursements[9]	—%	—%	—%	—%

Net Annual Fund Operating Expenses[9]	1.20%	1.97%	1.88%	0.86%

[1]	Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

[2]	A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “How to Choose a Share Class that Best Suits Your Needs — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.

(footnotes continued on following page)

[5]	The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See “Redemption Fee” for more information.

[6]	Other Expenses have been restated to reflect current fees.

[7]	Acquired Fund Fees and Expenses were less than 0.01% for the Fund’s last fiscal year.

[8]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include the restatement of Other Expenses to reflect current fees.

[9]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.20% (for Investor A Shares), 2.25% (for Investor B and C Shares) and 1.03% (for Institutional Shares) of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses such that Institutional Shares’ Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) do not exceed 0.90%. These voluntary waivers and reimbursements may be terminated at any time. See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$517	$766	$1,033	$1,796

Investor B Shares Redemption[2]	$650	$968	$1,262	$2,003[3]

Investor B Shares No Redemption	$200	$618	$1,062	$2,003[3]

Investor C Shares Redemption[2]	$291	$591	$1,016	$2,201

Investor C Shares No Redemption	$191	$591	$1,016	$2,201

Institutional Shares	$ 88	$274	$ 477	$1,061

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

[3]	Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Code# PRO-16102-0709-SUP